UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[_]      Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                          American Construction Company
                  (Name of Company As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]      No fee required
[_]      $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[_]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1.       Title  of  each  class  of  securities  to  which  transaction applies:
                  Common Stock, par value $0.001 per share
                  --------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

                  --------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction

                  --------------------------------------------------------------

         5.       Total fee paid

                  --------------------------------------------------------------

[_] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



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                          American Construction Company
                      10th Flr., Block A, Haitong Building
                                3 Nanlishi Road,
                        Xicheng District, Beijing 100037
                           People's Republic of China

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO ALL STOCKHOLDERS OF AMERICAN CONSTRUCTION COMPANY.:

         The purpose of this letter is to inform you that we intend to take or have taken the following actions by written consent of our stockholders:

         1. The change of our name from American Construction Company (the "Company") to General Steel Holdings, Incorporated; and

         2. The change of the members of the Company's Board of Directors and Executive Officers.

         The Company was formed in August 2002. The Company, through its wholly-owned subsidiary, West Dee Construction Ltd., a Canadian corporation, has conducted the business of residential and commercial construction in Saskatchewan, Canada.

         On October 14, 2004, the Company, Northwest Steel Company, a Nevada corporation ("Merger Sub") and General Steel Investment Co., Ltd., a British Virgin Islands limited liability corporation ("General Steel"), as the parent and management company of Tianjin Da Qiu Zuang Sheet Metal Co., Ltd., a People's Republic of China, limited liability corporation ("DQ"), both privately-held corporations, entered into an Agreement and Plan of Merger (the " Merger Agreement") pursuant to which the Company, through its wholly-owned subsidiary, Merger Sub, acquired General Steel, and its 70% ownership in its subsidiary DQ solely in exchange for shares of the Company's common stock, of which 22,040,000 shares are a new issuance by ACC, and 7,960,000 shares are from certain shareholders of ACC, which in aggregate, constitute 96% of the total issued and outstanding shares of the Company. (the "Merger"). Under the terms of the Agreement, General Steel will remain a subsidiary of the Company.

         On November 5, 2004, Zuo Sheng Yu, as the holder of 23,929,500 equal to 76.5% of the 31,250,000 outstanding shares of the Company's common stock executed a consent in lieu of meeting of the stockholders of the Company to amend the Company's articles of incorporation to change the name of the Company to General Steel Holdings, Inc. The amendment to the Articles of Incorporation are to be filed and effective after 20 calendar days after the mailing of this information statement.

         Upon consummation of the Merger, the members of the Board of Directors of the Company consisted of Zuo Sheng Yu and Jeff Mabry. On October 26, 2004, Jeff Mabry and Zuo Sheng Yu appointed the following persons as officers and directors effective after 20 calendar days after the mailing of this information statement. On the effective date, Mr. Mabry will resign as a director.



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         John Chen                  Chief Financial Officer and Director
         Huang Cheng Li             Director
         Guo Dong Wang              Chief Technical Officer and Director
         Sheng Guo Zao              Chief Engineer and Director


         WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holder of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

         The accompanying Information Statement is for information purposes only and explains our corporate name change, and the changes that will be made to our Board of Directors and Officers.

January 20, 2005


                                              By Order of the Board of Directors
                                              /s/ Zuo Sheng Yu
                                              President
















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

                          American Construction Company
                      10th Flr., Block A, Haitong Building
                                3 Nanlishi Road,
                        Xicheng District, Beijing 100037
                           People's Republic of China

                              INFORMATION STATEMENT
                                January 20, 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed on or about January 24, 2005 to the stockholders of record of American Construction Company (the "Company") at the close of business on January 19, 2005. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

         This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 per share. The resolutions adopted by these stockholders give us the authority to take the following actions:

         1. To change our name from American Construction Company to General Steel Holdings, Inc.; and

         2. To change the members of the Company's Board of Directors and Executive Officers.

         As of the close of business on the record date, we had 31,250,000 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

         The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holder of approximately 76.5% of the outstanding shares of common stock, allowing the Company to take the proposed actions on or about February 14, 2005.

         This Information Statement is first being mailed on or about January 24, 2005. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

         The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of



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this  Information  Statement and all documents  that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

                            MANAGEMENT OF THE COMPANY

         The directors and executive officers of the Company currently serving and to be serving on the effective date are as follows:

Name                                Age     Positions Held and Tenure
----                                ---     -------------------------

Jeff Mabry                          38      Director since August 2002,
4340 E. Charleston                          resigning
Phoenix, Arizona USA

Zuo Sheng Yu                        41      Chairman, Chief Executive Officer,
c/o Wendlar Investment Management Co.       President and Director
10 Floor Block A
Haitong Avenue, Building, N0 3 Na Li Shi
Xicheng District
Beijing, 100037

John Chen                           32      Chief Financial Officer, Secretary,
c/o Wendlar Investment Management Co        Treasurer and a Director
10 Floor Block A
Haitong Avenue, Building, N0 3 Na Li Shi
Xicheng District
Beijing, 100037

Huang Cheng Li                      54      Member of Audit and Compensation
c/o Wendlar Investment Management Co        Committees and Director
10 Floor Block A
Haitong Avenue, Building, N0 3 Na Li Shi
Xicheng District
Beijing, 100037

Guo Dong Wang                       64      Chief Technical Officer and Director
c/o Wendlar Investment Management Co
10 Floor Block A
Haitong Avenue, Building, N0 3 Na Li Shi
Xicheng District
Beijing, 100037

Sheng Guo Zao                       45      Chief Engineer and Director
c/o Wendlar Investment Management Co
10 Floor Block A
Haitong Avenue, Building, N0 3 Na Li Shi
Xicheng District
Beijing, 100037



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

Biographical Information
------------------------

Mr. Jeff Mabry

Mr. Mabry is currently employed with CDS Insurance Agency, LLC as a broker from June 2002 to present.

From May 1995 to  August  2001 Mr.  Mabry  was  employed  with The Tech  Group a
manufacturer  of  injection   molds.  Mr.  Mabry  was  Senior  Project  Engineer
responsible for quoting and managing projects from concept through approved production.

From May 1993 to April 1995, Mr. Mabry was employed with Plastic Design Corp., as a Mold Maker. Mr. Mabry was responsible for building plastic injection molds for the automotive and medical uses.

Mr. Mabry is a graduate of Arizona State University majoring in Construction Engineering.


Mr. Zuo Sheng Yu

Mr. Yu is President and a Director of the American Construction Company.

From April 1986 to February 1992, he was president of Da Qiu Zhong Metal sheets manufactory, Tian Jin China. From February 1992 to December 1999, he was General Manager of Sheng Da Industrial Company, Tian Jin China. From November 1999 to
March 2001, he was president and Chairman of Board of Directors of Shen Da machinery manufactory Tian Jing, China. From February 2001, to present, he has been the President and Chairmen of the Board of directors of Beijing Wendlar Investment Management Group, Beijing, China. From March 2001 to present, he has been the President and Chairman of the Board of Directors of Baotou Shen Da Steel Pipe Limited, Inner Mongolia, China. From March 2001 to present, he has been the President and Chairman of the Board of Directors of the Shen Da Steel and Iron Mill, He Bei province, China. From April 2001 to present, he has been the President and Chairman of Shen Da Industrial Park Real Estate Development Limited. From December 2002 to present, Mr. Yu has been President and Chairman of Beijing Sou Lun Real Estate Development Company, Beijing, China.

In July 1985, he graduated from the Sciences and Engineering Institute, Tian Jin, China. In July 1994, he received a Bachelor Degree from the Institute of Business Management for Officers. Mr. Yu received the title of "Senior Economist" from the Committee of Science and Technology of Tian Jin City 1994. In July 1997, he received an MBA degree from the Graduate School of Tian Jin Party University. In April, 2003, Mr. Zuo Sheng Yu became a member of APEC (The Asia Pacific Economic Co-operation).




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

Mr. John Chen

Mr. Chen is a future director and Chief Financial Officer of the American Construction Company. From August 1997 to July 2003, he was senior accountant of Moore Stephens Wurth Frazer and Torbet, LLP. Los Angeles, California, USA.

He graduated from Norman Bethune University of Medical Science, Chang Chung City, Ji Ling Province, China in Sep.1992. He received a B.S. degree in accounting from California State Polytechnic University, Pomona, California, USA in July 1997.


Ms. Huang Cheng Li

Ms. Li is a future director and member of audit and compensation committee of the American Construction Company.

From December 1968 to November 1994, she was the manager of Tian Jin Trust Company, Tian Jin China. From January 1995 to May 2002, she was manager and CPA of Tian Jin Gao Xin Valuation and Liquidation company; Tian Jin City, China.

Ms. Li graduated from the Tian Jin Financial and Economic Institute, Tian Jin, China, in July, 1982.


Mr. Guo Dong Wang

Mr. Wang is a future director and Chief Technical Officer of the American Construction Company.

From January 1982 to May 2003, he was a professor at the North East University at Sheng Yang City, Liao Ning Province, China. From October 1968 to October 1978, he was an engineer at An San Iron and Steel Company, in An San City, Liao Ning Province, China.

He received a Masters Degree in Engineering from Beijing Iron and Steel Research Institute, Beijing, China in September 1982, and he received his Bachelors Degree in Engineering in East North University, Sheng Yang, China in September 1966.


Mr. Sheng Guo Zao

Mr. Zao is a future director and Chief Engineer of the American Construction Company.

From June 1995 to June 2003, he was the CTO of the Beijing Capital Steel Plate Mill. From March 1988 to June 1995, he was the chief engineer of the Beijing Capital Steel Plate Mill. From March 1983 to March 1988, he was an engineer of Beijing Special Steel Metal sheet Mill.




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

He received an MBA Degree from North East University at Sheng Yang City, Liao Ning Province, China, in August 2001. He graduated from the Beijing Steel Institute in Beijing, China in 1982.

         There are no family relationships between any of the directors or officers of the Company or its subsidiaries.

         The Company has no standing audit, nominating or compensation committees of the board of directors, or any committees performing similar functions. Our board of directors did not consider that, at this stage, it was necessary to have a nominating committee since the Company is a small public company and the volume of public trading of the Company's shares only represents a small percentage of the Company's share capital. However, the Company is actively searching for independent directors and fully intends to establish a nominating committee when the new independent directors are elected.

         The Company's board of directors did not hold any formal meetings during the fiscal year, which ended December 31, 2004. The Company is in the process of establishing a process for security holders to send communications to the board of directors.

         None of the directors has resigned or declined to stand for re-election based on a disagreement with the Company. Currently, the board of directors will consider candidates for directorship proposed by security holders, although no formal procedures for submitting candidates has been adopted. Until otherwise determined, not less than 90 days prior to the next annual board of directors meeting, the board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the board of directors, as well as a list of references. Once a candidate has been identified, the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the board believes it to be appropriate, board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to shareholders for election to the board. All of our directors currently participate in the consideration of director nominees.

         The Company is not aware of any material proceedings to which any directors, officers or any associate thereof is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

         The Company is not aware of any transaction with management where the amount involved exceeded US$60,000 or any indebtedness of management to the Company in excess of US$60,000.



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

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table set forth information regarding the number of shares of common stock of the Company, beneficially owned on January 7, 2005, by:

         o each person who is known by the Company to beneficially own 5% or more of the common stock of the Company;
         o each of the directors and executive officers of American Construction Company and all persons expected to become directors of American Construction Company pursuant to the merger:

                                                           Amount
Title         Name and Address                             of shares    Percent
of            of Beneficial                                held by      of
Class         Owner of Shares       Position               Owner        Class(1)
------------------------------------------------------
Common        Zuo Sheng Yu          President/Chairman     23,929,500   76.5%

              John Chen             Director               0            0

              Huang Cheng Li        Director               139,125      0.4%

              Guo Dong WangDirector                        0            0

              Sheng Guo ZaoDirector                        0            0
              Jeff Mabry            Director               0            0

All Executive Officers as a Group                          23,929,500   76.5%
---------------------------------------------
(1) Based on 31,250,000 outstanding common shares as reported in the Issuer's Form 8-K filed with the Securities and Exchange Commission on October 19, 2004.

                             EXECUTIVE COMPENSATION

         No officer or director has received any remuneration or compensation from the Company. The Company currently has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees.



                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

         Our board of directors considered and unanimously approved each of the actions described in this Information Statement, and recommended that the stockholders adopt each of the actions. The affirmative consent of the holders




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of a majority of the Company's issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described in this Information Statement was obtained by the execution of written consents in favor of such actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing the Company to take the proposed actions on or about February 14, 2005.

         The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.


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

                     INCORPORATION OF FINANCIAL INFORMATION

         Our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2004, as filed with the U.S. Securities and Exchange Commission on May 13, 2004, is incorporated in its entirety by reference into this Information Statement.

         The Current Report on Form 8-K disclosing the Merger, as filed with the U.S. Securities and Exchange Commission on October 19, 2004, is incorporated in its entirety by reference into this Information Statement.

         The Current Report on Form 8-K containing pro forma financial information for the Company, as filed with the U.S. Securities and Exchange Commission on December 28, 2004, is incorporated by reference in its entirety into this Information Statement.

         As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holder of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.




By Order of the Board of Directors


/S/ Zuo Sheng Yu
----------------------------------
ZUO SHENG YU, President
January 20, 2005












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